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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2004

MIDWAY GAMES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12367 (Commission File Number)	22-2906244 (I.R.S. Employer Identification Number)
2704 West Roscoe Street, Chicago, Illinois 60618 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (773) 961-2222

Item 5. Other Events and Regulation FD Disclosure.

        On April 13, 2004, Midway Games Inc. issued a press release announcing its agreement to sell 11,350,000 shares of common stock under its shelf registration statement (File No. 333-113077), as amended, and as supplemented by a prospectus supplement dated April 12, 2004. The purchase price for each share of common stock is $7.25. We expect that delivery of the shares of common stock will be made to the investors on April 14, 2004.

        A copy of the press release is attached to this report as Exhibit 99.1. Exhibit 99.1 is incorporated herein by this reference. Also attached as exhibits to this report are the Placement Agency Agreement with Banc of America Securities LLC, a legal opinion on validity of the shares and the form of Purchase Agreement that we entered into with each investor.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits

Exhibits	Description
1	Placement Agency Agreement between Midway and Banc of America Securities LLC
5	Legal opinion of Shack Siegel Katz & Flaherty P.C. regarding validity of the shares issued in the offering
10.1	Form of Purchase Agreement between Midway and each investor
23.1	Consent of Shack Siegel Katz & Flaherty P.C. (included in exhibit 5)
99.1	Press Release of Midway Games Inc. dated April 13, 2004

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GAMES INC.
April 13, 2004	By:	/s/ DAVID F. ZUCKER David F. Zucker Chief Executive Officer

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Exhibit Index

Exhibits	Description
1	Placement Agency Agreement between Midway and Banc of America Securities LLC
5	Legal opinion of Shack Siegel Katz & Flaherty P.C. regarding validity of the shares issued in the offering
10.1	Form of Purchase Agreement between Midway and each investor
23.1	Consent of Shack Siegel Katz & Flaherty P.C. (included in exhibit 5)
99.1	Press Release of Midway Games Inc. dated April 13, 2004

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SIGNATURE
Exhibit Index